UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2016

DoubleLine Income Solutions Fund

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	811-22791	46-2184137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (213) 633-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Portfolio Managers

Effective immediately, the portfolio managers for DoubleLine Income Solutions Fund (NYSE: DSL) are Jeffrey E. Gundlach, Robert Cohen and Luz M. Padilla.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DoubleLine Income Solutions Fund

Date: September 6, 2016	By:	/s/ Ronald R. Redell
		Name:	Ronald R. Redell
		Title:	President